UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 6, 2018

BEIGENE, LTD.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-37686	98-1209416
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o Mourant Ozannes Corporate Services (Cayman) Limited

94 Solaris Avenue, Camana Bay

Grand Cayman KY1-1108

Cayman Islands

(Address of principal executive offices) (Zip Code)

+1 (345) 949 4123

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.            Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Adoption of the BeiGene, Ltd. 2018 Employee Share Purchase Plan

On June 6, 2018, at the 2018 Annual General Meeting of Shareholders (the “Annual Meeting”), the shareholders of BeiGene, Ltd. (the “Company”) approved the BeiGene, Ltd. 2018 Employee Share Purchase Plan (the “2018 ESPP”).

Initially, 3,500,000 ordinary shares of the Company are reserved for issuance under the 2018 ESPP. In addition, on January 1, 2019 and each January 1 thereafter through January 1, 2028, the number of ordinary shares reserved and available for issuance under the 2018 ESPP will be cumulatively increased by the least of (i) 5,000,000 ordinary shares, (ii) 0.5% of the number of ordinary shares issued and outstanding on the immediately preceding December 31, or (iii) such lesser number of ordinary shares as determined by the compensation committee of the Company’s board of directors (the “Compensation Committee”); provided that the aggregate number of ordinary shares reserved and available for issuance under the 2018 ESPP may not exceed 10% of the number of ordinary shares issued and outstanding as of the date of shareholder approval.

The 2018 ESPP allows eligible employees to purchase the Company’s ordinary shares (including in the form of American Depositary Shares (“ADSs”)) at the end of each offering period, which will generally be six months, at a 15% discount to the market price of the Company’s ordinary shares or ADSs at the beginning or the end of each offering period, whichever is lower, using funds deducted from their payroll during the offering period. Eligible employees are able to authorize payroll deductions of up to 10% of their eligible earnings, subject to applicable limitations. A detailed summary of the material features of the 2018 ESPP is set forth in the Company’s definitive proxy statement for the Annual Meeting (the “Proxy Statement”) filed with the Securities and Exchange Commission on April 30, 2018. That summary and the foregoing description are qualified in their entirety by reference to the text of the 2018 ESPP, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07              Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 6, 2018. There were 698,942,730 ordinary shares entitled to vote at the Annual Meeting as of the record date on April 20, 2018, of which approximately 495,841,346 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing ADSs, which, in turn, each represent 13 ordinary shares. Of the ordinary shares entitled to vote, 624,372,794 ordinary shares, including ordinary shares represented by ADSs, or approximately 89% of the outstanding ordinary shares on the record date, were present and voted in person or by proxy at the Annual Meeting. In accordance with the Company’s Memorandum and Articles of Association, the quorum required for a general meeting of shareholders at which an ordinary resolution has been proposed consists of such shareholders present in person or by proxy who together hold shares which carry the right to at least a simple majority of all votes capable of being exercised on a poll.

The matters set forth below were voted on at the Annual Meeting. Detailed descriptions of these matters and voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1)       Ordinary resolution: to re-elect Donald W. Glazer to serve as a Class II director until the 2021 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
610,012,760	14,163,370	196,664	—

Accordingly, Donald W. Glazer was re-elected to serve as a Class II director.

(2)       Ordinary resolution: to re-elect Michael Goller to serve as a Class II director until the 2021 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
616,844,182	7,331,948	196,664	—

Accordingly, Michael Goller was re-elected to serve as a Class II director.

(3)       Ordinary resolution: to re-elect Thomas Malley to serve as a Class II director until the 2021 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
623,728,839	447,291	196,664	—

Accordingly, Thomas Malley was re-elected to serve as a Class II director.

The proposals for the election of directors related solely to the election of Class II directors nominated by the Board of Directors. The terms of the following directors continued after the meeting: Ranjeev Krishana, Xiaodong Wang, Qingqing Yi, Timothy Chen, John V. Oyler and Jing-Shyh (Sam) Su.

(4)                                 Ordinary resolution: to approve the BeiGene, Ltd. 2018 Employee Share Purchase Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
589,285,638	35,014,603	72,553	—

Accordingly, the BeiGene, Ltd. 2018 Employee Share Purchase Plan was approved.

(5)       Ordinary resolution: to ratify the appointment of Ernst & Young Hua Ming LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018:

Votes For	Votes Against	Abstentions	Broker Non-Votes
624,173,972	3,523	195,299	—

Accordingly, the appointment of Ernst & Young Hua Ming LLP as the Company’s independent registered public accounting firm was ratified.

(6)                              Ordinary resolution: to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
603,848,147	20,319,455	205,192	—

Accordingly, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved.

(7)                              Ordinary resolution: to hold an advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
621,616,816	1,170,078	226,096	1,359,804	—

In light of such vote, the Board of Directors has determined that the Company will hold future non-binding advisory votes on executive compensation on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of the Company’s executives.

Item 8.01              Other Events.

Adoption of the BeiGene, Ltd. 2018 Inducement Equity Plan

On June 6, 2018, the Company adopted the BeiGene, Ltd. 2018 Inducement Equity Plan (the “Inducement Plan”) and reserved 12,000,000 ordinary shares to be used exclusively for grants of awards to individuals that were not previously employees of the Company or its subsidiaries, as a material inducement to the individual’s entry into employment with the Company or its subsidiaries within the meaning of Rule 5635(c)(4) of the NASDAQ Listing Rules. The Inducement Plan was approved by the Board of Directors upon recommendation of the Compensation Committee, without shareholder approval pursuant to Rule 5635(c)(4). The terms and conditions of the Inducement Plan, and the forms of award agreements to be used thereunder, are substantially similar to the Company’s shareholder-approved 2016 Share Option and Incentive Plan, as amended (the “2016 Plan”), and forms of award agreements thereunder.

A complete copy of the Inducement Plan and the forms of Non-Qualified Share Option Agreement and Restricted Share Unit Award Agreement to be used thereunder are filed herewith as Exhibits 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference. The above summary of the terms of the Inducement Plan and plan documents does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Adoption of Amended Independent Director Compensation Policy

On June 6, 2018, upon recommendation of the Compensation Committee, the Board of Directors of the Company approved amendments to the Company’s Independent Director Compensation Policy (the “Director Compensation Policy”). Under the amended Director Compensation Policy, independent directors will be paid an annual cash retainer of $50,000 and additional fees for service as a member or chair of each committee of the Board of Directors on which they serve, ranging from $5,000 to $22,500 per year, as specified in the policy. Additionally, independent directors will be granted equity awards valued at $300,000 in connection with their initial election or appointment to the Board of Directors, pro-rated in the first year of service, and annual equity awards valued at $300,000 on the date of each annual meeting of shareholders. Each of the awards will consist of one-half stock options and one-half restricted share units (“RSUs”), vesting on the earlier of the first anniversary of date of grant or the date of the next annual meeting of shareholders, and in full upon death, disability or the occurrence of specified events in connection with a change of control of the Company. The options will have an exercise price equal to the fair market value of the Company’s ordinary shares on the date of grant, and both the options and RSUs will be granted under the 2016 Plan and forms of award agreements thereunder. In addition, under the terms of the 2016 Plan, the value of all equity awards and other cash compensation paid to each independent director for their service as an independent director may not exceed $500,000 in any calendar year. A complete copy of the Director Compensation Policy, as amended, the revised form of Non-Qualified Share Option Agreement for Non-Employee Directors and the revised form of Restricted Share Unit Award Agreement for Non-Employee Directors are filed herewith as Exhibits 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference. The above summary of the terms of the Director Compensation Policy and form agreements to be used in connection therewith does not purport to be complete and is qualified in its entirety by reference to such exhibits.

Item 9.01              Financial Statements and Exhibits

(d)       Exhibits.

Exhibit No.	Description
10.1	BeiGene, Ltd. 2018 Employee Share Purchase Plan
10.2	BeiGene, Ltd. 2018 Inducement Equity Plan
10.3	Form of Non-Qualified Share Option Agreement under the BeiGene, Ltd. 2018 Inducement Equity Plan
10.4	Form of Restricted Share Unit Award Agreement under the BeiGene, Ltd. 2018 Inducement Equity Plan
10.5	BeiGene, Ltd. Independent Director Compensation Policy, as amended
10.6	Form of Non-Qualified Share Option Agreement for Non-Employee Directors under the BeiGene, Ltd. 2016 Share Option and Incentive Plan
10.7	Form of Restricted Share Unit Award Agreement for Non-Employee Directors under the BeiGene, Ltd. 2016 Share Option and Incentive Plan

*    *    *

Exhibit Index

Exhibit No.	Description
10.1	BeiGene, Ltd. 2018 Employee Share Purchase Plan
10.2	BeiGene, Ltd. 2018 Inducement Equity Plan
10.3	Form of Non-Qualified Share Option Agreement under the BeiGene, Ltd. 2018 Inducement Equity Plan
10.4	Form of Restricted Share Unit Award Agreement under the BeiGene, Ltd. 2018 Inducement Equity Plan
10.5	BeiGene, Ltd. Independent Director Compensation Policy, as amended
10.6	Form of Non-Qualified Share Option Agreement for Non-Employee Directors under the BeiGene, Ltd. 2016 Share Option and Incentive Plan
10.7	Form of Restricted Share Unit Award Agreement for Non-Employee Directors under the BeiGene, Ltd. 2016 Share Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 8, 2018	BEIGENE, LTD.

	By:	/s/ Scott A. Samuels
	Name:	Scott A. Samuels
	Title:	Senior Vice President, General Counsel